UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: August 21, 2023
(Date of earliest event reported)

EARTHSTONE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by Earthstone Energy, Inc. with the U.S. Securities and Exchange Commission on August 21, 2023 in order to check the Rule 425 filing box on the cover page hereof, which was erroneously unmarked in the original filing.

Item 7.01. Regulation FD Disclosure.

On August 21, 2023, Earthstone Energy, Inc., a Delaware corporation (the “Company”), and Earthstone Energy Holdings, LLC, a Delaware limited liability company (“OpCo”), entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) with Permian Resources Corporation, a Delaware corporation (“Parent”), Smits Merger Sub I Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent, Smits Merger Sub II LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Parent, and Permian Resources Operating, LLC, a Delaware limited liability company (“Permian OpCo”). Pursuant to the Merger Agreement, the Company and OpCo will become wholly owned subsidiaries of Parent (the “Mergers”).

The Company and Parent issued a joint press release, relating to entry into the Merger Agreement and related matters on August 21, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act, except as shall be expressly set forth by specific reference to such filing.

Item 8.01. Other Events.

Pursuant to the Merger Agreement, the Company shall have the ability to declare and make an interim period dividend and corresponding distributions to the holders of the Company’s Class A common stock, par value $0.001 per share (the “Company Class A Common Stock”), and common units of OpCo (the “EEH Units”) that are generally equivalent to those dividends and distributions that would have been received by the holders of Company Class A Common Stock and EEH Units with respect to their shares of Class A common stock, par value $0.0001 per share, of Parent and common units of Permian OpCo received as merger consideration during such period, had the merger been completed on June 30, 2023.

No Offer or Solicitation

This communication relates to a proposed business combination transaction (the “Transaction”) between the Company and Parent. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information

In connection with the Transaction, Parent will file with the SEC, a registration statement on Form S-4, that will include a joint proxy statement of the Company and Parent and a prospectus of Parent. The Transaction will be submitted to the Company’s stockholders and Parent’s stockholders for their consideration. The Company and Parent may also file other documents with the SEC regarding the Transaction. The definitive joint proxy statement/prospectus will be sent to the stockholders of Parent and the Company. This document is not a substitute for the registration statement and joint proxy statement/prospectus that will be filed with the SEC or any other documents that Parent or the Company may file with the SEC or send to stockholders of Parent or the Company in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND PARENT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Parent or the Company through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s website at https://www.earthstoneenergy.com, under the “Investors” tab, or by directing a request to Investor Relations, Earthstone Energy, Inc., 1400 Woodloch Forest Drive, Suite 300, The Woodlands, TX

77380, Tel. No. (281) 298-4246. Copies of documents filed with the SEC by Parent will be made available free of charge on Parent’s website at https://www.permianres.com under the “Investor Relations” tab or by directing a request to Investor Relations, Permian Resources Corporation, 300 N. Marienfeld St., Ste. 1000, Midland, TX 79701, Tel. No. (432) 695-4222.

Participants in the Solicitation

Parent, the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction.

Information regarding the Company’s directors and executive officers is contained in the proxy statement for the Company’s 2023 Annual Meeting of Stockholders filed with the SEC on April 27, 2023, and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing the Company’s website at https://www.earthstoneenergy.com. Information regarding Parent’s executive officers and directors is contained in the proxy statement for the Parent’s 2023 Annual Meeting of Stockholders filed with the SEC on April 11, 2023 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the Parent’s website at https://permianres.com.

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction when it becomes available. You may obtain free copies of this document as described above.

Forward-Looking Statements and Cautionary Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Parent or the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Parent may not approve the issuance of new shares of common stock in the Transaction or that stockholders of the Company may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of Parent’s common stock or the Company’s common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of Parent and the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Parent’s or the Company’s control, including those detailed in Parent’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://permianres.com and on the SEC’s website at http://www.sec.gov, and those detailed in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on the Company’s website at https://www.earthstoneenergy.com and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that Parent or the Company believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Parent and the Company undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated August 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date:	August 21, 2023	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration